UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2005
CITADEL BROADCASTING CORPORATION (Exact name of registrant as specified in its charter)
DELAWARE (State or other jurisdiction of incorporation)	001-31740 (Commission File Number)	51-0405729 (IRS Employer Identification No.)
City Center West, Suite 400 7201 West Lake Mead Blvd. Las Vegas, Nevada 89128 (Address of Principal executive offices, including Zip Code)
(702) 804-5200 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Citadel Broadcasting Corporation today announced that on October 5, 2005, its Board of Directors approved the commencement of paying a regular quarterly dividend of $0.18 per share on its Common Stock. The first quarterly dividend will be paid on January 18, 2006 to shareholders of record on November 30, 2005.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit:
99.1 Press Release issued by Citadel Broadcasting Corporation, dated October 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

Date: October 6, 2005	By:	/s/ PATRICIA STRATFORD

Name: Patricia Stratford
Title: Acting Chief Financial Officer